[CONFORMED COPY]





                                 AMENDMENT NO. 2


                  AMENDMENT NO. 2 dated as of October 16, 1996, between:

                  SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower");

                  each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (individually, a "Subsidiary Guarantor" and, collectively, the
         "Subsidiary   Guarantors"   and,   together  with  the  Borrower,   the
         "Obligors");

                  each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders"); and

                  THE CHASE MANHATTAN BANK (as successor by merger to The Chase Manhattan Bank (National Association)), a New York state banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                  The Borrower, the Subsidiary Guarantors, the Lenders and the Agent are parties to a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuance of letters of credit) to be made by said Lenders to the Borrower in an aggregate principal or face amount not exceeding $1,200,000,000. The Borrower, the Subsidiary Guarantors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                  A. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.


                                 Amendment No. 2
                                 ---------------

                  B. Section 9.05(b) of the Credit Agreement is hereby amended to read as follows:

                  "(b) The Borrower will not, and will not permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person, or acquire any option to make any such acquisition, except for purchases of inventory, programming rights and other Property to be sold or used in the ordinary course of business, Investments permitted under Section
         9.08 hereof, Dividend Payments permitted under Section 9.09(e) hereof, Capital Expenditures permitted under Section 9.12 hereof and the River City Non-License Acquisition."

                  C. Section 9.09 of the Credit  Agreement is hereby  amended by
(i) replacing the period at the end of clause (d) thereof with "; and" and (ii) inserting a new clause (e) therein reading as follows:

                  "(e) the Borrower may purchase, in one transaction or a series of transactions, its Class A Common Stock and its Class B Common Stock, provided that the aggregate purchase price (including, without limitation, cash payments, the principal amount of promissory notes and Indebtedness assumed, and the fair market value of Property delivered) paid, delivered or assumed by the Borrower therefor shall not exceed $20,000,000."

                  D. Section 9.28(a) of the Credit Agreement is hereby amended by replacing "Not later than 90 days after the Restatement Effective Date," therein with "Not later than December 31, 1996,".

                  E. Section 9.30 of the Credit Agreement is hereby amended to read as follows:

                  "9.30 FCC Filings. Not later than 30 days after the Restatement Effective Date, the Borrower will cause to be filed with the FCC in connection with the proposed transfer to the Borrower or any of its Subsidiaries of the 'License Assets' referred to in the River City Group I Option Agreement, applications for all material authorizations, licenses and permits issued by the FCC that are required or necessary for the conduct of business of the Borrower and its Subsidiaries as proposed to be conducted with respect to each of the Stations to which such 'License Assets' relate; provided that, notwithstanding the foregoing, (a) with respect to (i) KDNL-TV, St. Louis, Missouri, (ii) WVRV(FM), East St. Louis, Illinois, (iii) KPNT(FM), Ste. Genevieve, Missouri, (iv) WLOS-TV, Asheville, North Carolina and (v) KABB-TV, San Antonio, Texas, the Borrower will cause such applications to be filed with the FCC by not later than October 31, 1996 and (b) with respect to (i) WTTV-TV, Bloomington, Indiana and
         (ii) WTTK-TV, Kokomo, Indiana, the Borrower will cause such applications to be filed with the FCC by not later than December 31, 1996."



                                 Amendment No. 2
                                 ---------------

                  Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Section 8 of the Credit Agreement, and by each Credit Party and Carolyn C. Smith in each of the other Basic Documents to which such Person is a party, are true and complete on the date hereof as if made on and as of the date hereof with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said
Section 8 to "this Agreement" and each reference to the "Credit Agreement" in the other Basic Documents included reference to this Amendment No. 2.


                  Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective, as of the date hereof, upon the execution and delivery of this Amendment No. 2 by the Borrower, the Subsidiary Guarantors, the Majority Lenders and the Agent.


                  Section 5. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.



                  [Remainder of Page Left Intentionally Blank]







                                 Amendment No. 2
                                 ---------------

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.


                                                  SINCLAIR BROADCAST GROUP, INC.

                                                  By /s/ David D. Smith
                                                     ---------------------------
                                                     Title: President


                                                  Amendment No. 2

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION, INC.
                                             KABB, INC.
                                             KDNL, INC.
                                             KDSM, INC.
                                             KSMO, INC.
                                             SCI - INDIANA, INC.
                                             SCI - SACRAMENTO, INC.
                                             SINCLAIR COMMUNICATIONS, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE, INC.
                                             SINCLAIR RADIO OF BUFFALO, INC.
                                             SINCLAIR RADIO OF GREENVILLE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES, INC.
                                             SINCLAIR RADIO OF MEMPHIS, INC.
                                             SINCLAIR RADIO OF NASHVILLE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS, INC.
                                             SINCLAIR RADIO OF ST. LOUIS, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE,
                                               INC.
                                             TUSCALOOSA BROADCASTING, INC.
                                             WCGV, INC.
                                             WDBB, INC.
                                             WLFL, INC.
                                             WLOS, INC.
                                             WPGH, INC.
                                             WPGH LICENSEE, INC.
                                             WSMH, INC.
                                             WSTR, INC.
                                             WSTR LICENSEE, INC.
                                             WTTE, CHANNEL 28, INC.
                                             WTTE, CHANNEL 28 LICENSEE, INC.
                                             WTTO, INC.
                                             WTVZ, INC.
                                             WTVZ LICENSEE, INC.
                                             WYZZ, INC.
                                             SUPERIOR COMMUNICATIONS OF
                                               OKLAHOMA, INC.


                                             By /s/ David D. Smith
                                                --------------------------------
                                                Title:  President


                                 Amendment No. 2
                                 ---------------

                                             SUBSIDIARY GUARANTORS

                                             CHESAPEAKE TELEVISION
                                               LICENSEE, INC.
                                             FSF TV, INC.
                                             KABB LICENSEE, INC.
                                             KDNL LICENSEE, INC.
                                             KDSM LICENSEE, INC.
                                             KSMO LICENSEE, INC.
                                             SCI - INDIANA LICENSEE, INC.
                                             SCI - SACRAMENTO LICENSEE, INC.
                                             SINCLAIR RADIO OF ALBUQUERQUE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF BUFFALO
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF GREENVILLE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF LOS ANGELES
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF MEMPHIS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF NASHVILLE
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF NEW ORLEANS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF ST. LOUIS
                                               LICENSEE, INC.
                                             SINCLAIR RADIO OF WILKES-BARRE
                                               LICENSEE, INC.
                                             SUPERIOR COMMUNICATIONS GROUP,
                                             INC.
                                             SUPERIOR COMMUNICATIONS OF
                                               KENTUCKY, INC.
                                             SUPERIOR KY LICENSE CORP.
                                             SUPERIOR OK LICENSE CORP.
                                             WCGV LICENSEE, INC.
                                             WLFL LICENSEE, INC.
                                             WLOS LICENSEE, INC.
                                             WSMH LICENSEE, INC.
                                             WTTO LICENSEE, INC.
                                             WYZZ LICENSEE, INC.


                                             By /s/ David D. Smith
                                                --------------------------------
                                                Title:  President



                                 Amendment No. 2
                                 ---------------

                                             AGENT


                                             THE CHASE MANHATTAN BANK,
                                               as Agent


                                             By /s/ Tracey A. Navin
                                                --------------------------------
                                                Title:  Vice President


                                             LENDERS

                                             THE CHASE MANHATTAN BANK


                                             By /s/ Tracey A. Navin
                                                --------------------------------
                                                Title: Vice President


                                             ABN AMRO BANK N.V.


                                             By /s/ Ann Schwalbenberg
                                                --------------------------------
                                                Title:  Vice President


                                             By /s/ James Dunleavy
                                                --------------------------------
                                                Title:  Group Vice President


                                             BANK OF AMERICA, ILLINOIS


                                             By /s/ Carl F. Salas
                                                --------------------------------
                                                Title:  Vice President


                                             BANK OF HAWAII


                                             By /s/ Elizabeth O. MacLean
                                                --------------------------------
                                                Title:  Vice President



                                 Amendment No. 2
                                 ---------------

                                             BANK OF IRELAND GRAND CAYMAN


                                             By /s/ John G. Cusack
                                                --------------------------------
                                                Title:  Assistant Vice President


                                             THE BANK OF NEW YORK


                                             By /s/ Edward F. Ryan, Jr.
                                                --------------------------------
                                                Title:  Senior Vice President


                                             BANK OF TOKYO-MITSUBISHI TRUST
                                               COMPANY


                                             By /s/ John P. Judge
                                                --------------------------------
                                                Title:  Vice President


                                             BANKERS TRUST COMPANY


                                             By /s/ Patricia Hogan
                                                --------------------------------
                                                Title:  Vice President


                                             BANQUE FRANCAISE DU COMMERCE
                                               EXTERIEUR


                                             By /s/ Brian J. Cumberland
                                                --------------------------------
                                                Title:  Assistant Treasurer


                                             By /s/ Frederick K. Kammler
                                                --------------------------------
                                                Title:  Vice President



                                 Amendment No. 2
                                 ---------------

                                            BANQUE NATIONALE DE PARIS


                                            By /s/ Serge Desrayaud
                                               --------------------------------
                                               Title:  Vice President/
                                                           Team Leader


                                            By /s/ Mark A. Whitson
                                               --------------------------------
                                              Title:  Vice President


                                            BANQUE PARIBAS


                                            By /s/ Philippe Vuarchex
                                               --------------------------------
                                               Title:  Vice President


                                            BARCLAYS BANK plc


                                            By /s/ Frank J. Sisinni
                                               --------------------------------
                                               Title:  Director


                                            CERES FINANCE LTD.


                                            By /s/ Elizabeth Kearns
                                               --------------------------------
                                               Title:  Director


                                            CHL HIGH YIELD LOAN PORTFOLIO (A
                                            UNIT OF THE CHASE MANHATTAN BANK)


                                            By /s/ Andrew D. Gordon
                                               --------------------------------
                                               Title:  Managing Director

                                            CIBC, INC.


                                            By /s/ Lorain C. Granberg
                                               --------------------------------
                                               Title: Director, CIBC Wood Gundy
                                                      Securities Corp., as Agent


                                 Amendment No. 2
                                 ---------------

                                             COMPAGNIE FINANCIERE DE CIC ET DE
                                             L'UNION EUROPEENNE


                                             By /s/ Marcus Edward
                                                --------------------------------
                                                Title:  Vice President


                                             By /s/ Sean Mounier
                                                --------------------------------
                                                Title:  First Vice President


                                             COOPERATIEVE CENTRALE RAIFFEISEN -
                                             BOERENLEENBANK B.A., "RABOBANK
                                             NEDERLAND," NEW YORK BRANCH


                                             By /s/ Douglas W. Zylstra
                                                --------------------------------
                                                Title:  Vice President


                                             By /s/ Ian Reese
                                                --------------------------------
                                                Title:  Vice President & Manager


                                             CORESTATES BANK, N.A.


                                             By /s/ Edward L. Kittrell
                                                --------------------------------
                                                Title:  Vice President


                                             THE DAI-ICHI KANGYO BANK, LTD.


                                             By /s/ Dean Murdock
                                                --------------------------------
                                                Title:  Vice President

                                 Amendment No. 2
                                 ---------------

                                             DRESDNER BANK AG NEW YORK &
                                             GRAND      CAYMAN BRANCHES


                                             By /s/ Brian Haughney
                                                --------------------------------
                                                Title:  Assistant Treasurer


                                             By /s/ William E. Lambert
                                                --------------------------------
                                                Title:  Assistant Vice President


                                             FIRST HAWAIIAN BANK


                                             By /s/ Donald C. Young
                                                --------------------------------
                                                Title:  Assistant Vice President


                                             THE FIRST NATIONAL BANK OF BOSTON


                                             By /s/ David B. Herter
                                                --------------------------------
                                                Title:  Managing Director


                                             THE FIRST NATIONAL BANK OF CHICAGO


                                             By /s/ Michael P. King
                                                --------------------------------
                                                Title: Corporate Banking Officer


                                             THE FIRST NATIONAL BANK OF
                                             MARYLAND


                                             By /s/ W. Blake Hampson
                                                --------------------------------
                                                Title:  Vice President



                                 Amendment No. 2
                                 ---------------

                                             FIRST UNION NATIONAL BANK OF NORTH
                                               CAROLINA


                                             By /s/ Bruce W. Loftin
                                                --------------------------------
                                                Title: Senior Vice President


                                             FLEET NATIONAL BANK


                                             By /s/ Leonard Maddox
                                                --------------------------------
                                                Title:  Senior Vice President


                                             THE FUJI BANK, LTD., NEW YORK
                                               BRANCH


                                             By /s/ Teiji Teramoto
                                                --------------------------------
                                                Title:Vice President and Manager



                                             KEYBANK NATIONAL ASSOCIATION


                                             By /s/ Jason R. Weaver
                                                --------------------------------
                                                Title: Assistant Vice President


                                             KEYPORT LIFE INSURANCE COMPANY

                                             By:   Chancellor Senior Secured
                                                   Management, Inc. as
                                                   Portfolio Advisor


                                             By /s/ Stephen M. Alfieri
                                               --------------------------------
                                               Title:  Managing Director




                                 Amendment No. 2
                                 ---------------

                                             LTCB TRUST COMPANY


                                             By /s/ John J. Sullivan
                                                --------------------------------
                                                Title:  Executive Vice President

                                             KZH HOLDING CORPORATION


                                             By /s/ Charles Dooley
                                               ---------------------------------
                                                Title:  Vice President

                                             LEHMAN COMMERCIAL PAPER INC.


                                             By /s/ Michele Swanson
                                               ---------------------------------
                                                Title:  Authorized Signatory


                                             MEDICAL LIABILITY MUTUAL INSURANCE
                                                CO.
                                             By:  Chancellor Senior Secured
                                                  Management, Inc. as
                                                  Investment Manager


                                             By /s/ Stephen M. Alfieri
                                               ---------------------------------
                                                Title: Managing Director


                                             MELLON BANK, N.A.


                                             By /s/ John T. Kranefuss
                                               ---------------------------------
                                                Title:  Assistant Vice President


                                             MERCANTILE BANK OF ST. LOUIS,
                                             NATIONAL ASSOCIATION


                                             By /s/ Ann C. Kelly
                                                --------------------------------
                                                Title: Vice President




                                 Amendment No. 2
                                 ---------------

                                    MERRILL LYNCH PRIME RATE PORTFOLIO

                                    By:   Merrill Lynch Asset Management, L.P.,
                                          as Investment Advisor


                                    By /s/ John W. Fraser
                                       -----------------------------------------
                                       Title:  Authorized Signatory


                                    MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.


                                    By /s/ John W. Fraser
                                       -----------------------------------------
                                       Title:  Authorized Signatory


                                    MICHIGAN NATIONAL BANK


                                    By /s/ Stephane E. Lubin
                                       -----------------------------------------
                                       Title:  Vice President


                                    THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION


                                    By /s/ Hachiro Hosoda
                                       -----------------------------------------
                                       Title:  Senior Vice President


                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK


                                    By /s/ Colleen McCloskey
                                      -----------------------------------------
                                       Title:  Associate




                                 Amendment No. 2
                                 ---------------

                                             NATIONSBANK, N.A.


                                             By /s/ Gregory I. Meador
                                                --------------------------------
                                                Title:  Vice President


                                             NEW YORK LIFE INSURANCE COMPANY


                                             By /s/ Adam G. Clemens
                                                --------------------------------
                                                Title: Investment Vice President


                                             THE NIPPON CREDIT BANK, LTD.


                                             By /s/ David C. Carrington
                                                --------------------------------
                                                Title:  Vice President & Manager


                                             THE NORTHWESTERN MUTUAL LIFE
                                               INSURANCE COMPANY


                                             By /s/ Richard A. Strait
                                                --------------------------------
                                                Title:  Vice President


                                             PNC BANK, NATIONAL ASSOCIATION


                                             By /s/ Christopher H. Chaplin
                                                --------------------------------
                                                Title:  Banking Officer



                                 Amendment No. 2
                                 ---------------

                                             PROTECTIVE LIFE INSURANCE COMPANY


                                             By /s/ Mark K. Okada
                                                --------------------------------
                                                Title:  Executive Vice President


                                             RESTRUCTURED OBLIGATIONS BACKED
                                               BY SENIOR ASSETS B.V.

                                             By:      Chancellor Senior Secured
                                                      Management, Inc.
                                                      as Portfolio Advisor

                                             By: /s/  Stephen M. Alfieri
                                                --------------------------------
                                                Title:  Managing Director


                                             THE SAKURA BANK, LTD.


                                             By /s/ Yoshikazu Nagura
                                                --------------------------------
                                                Title:  Vice President & Manager

                                             THE SANWA BANK LTD.


                                             By /s/ Christian Kambour
                                                --------------------------------
                                                Title:  Assistant Vice President


                                             SENIOR DEBT PORTFOLIO

                                             By: Boston Management and Research,
                                                 as Investment Advisor


                                             By /s/ Scott Page
                                                --------------------------------
                                                Title:  Vice President




                                 Amendment No. 2
                                 ---------------

                                        SENIOR HIGH INCOME PORTFOLIO, INC.


                                        By /s/ John W. Fraser
                                           -------------------------------------
                                           Title:  Authorized Signatory


                                        SOUTHERN PACIFIC THRIFT & LOAN
                                          ASSOCIATION


                                        By /s/ Charles D. Martorano
                                           -------------------------------------
                                           Title:  Senior Vice President


                                       TORONTO DOMINION (NEW YORK), INC.


                                       By  /s/ Debbie A. Greene
                                           -------------------------------------
                                           Title:  Vice President


                                       UNION BANK OF CALIFORNIA, N.A.

                                       By  /s/ Kristina M. Mouzakis
                                           -------------------------------------
                                           Title:  Assistant Vice President






                                 Amendment No. 2
                                 ---------------

                                             VAN KAMPEN AMERICAN CAPITAL PRIME
                                                RATE INCOME TRUST


                                             By /s/ Jeffrey W. Maillet
                                                --------------------------------
                                                Title:  Senior Vice President-
                                                        Portfolio Manager








                                 Amendment No. 2
                                 ---------------